BLACKROCK LARGE CAP SERIES FUNDS, INC.

BlackRock Advantage Large Cap Value Fund

(the “Fund”)

Supplement dated November 17, 2020 to the Summary Prospectuses, Prospectuses and Statement of Additional Information of the Fund, each dated September 28, 2020, as supplemented to date

The Board of Directors of BlackRock Large Cap Series Funds, Inc. (the “Corporation”) has approved a proposal pursuant to which the following changes will be effective on or about March 1, 2021:

•

the Fund will cease to invest in Master Advantage Large Cap Value Fund (the “Master Portfolio”), a series of Master Large Cap Series LLC, as part of a “master/feeder” structure and will instead operate as a stand-alone fund. In connection with this change, the Corporation, on behalf of the Fund, will enter into a management agreement with BlackRock Advisors, LLC (“BlackRock”), the terms of which will be substantially the same as the current management agreement between BlackRock and the Master Portfolio, including the management fee rate;

•

the Fund’s administrator, BlackRock, will enter into a new administration agreement with the Corporation, under which the administration fee that BlackRock is entitled to receive will be lowered to an aggregate annual rate of (i) 0.0425% of the first $500 million of the Fund’s average daily net assets, 0.040% of the next $500 million of the Fund’s average daily net assets, 0.0375% of the next $1 billion of the Fund’s average daily net assets, 0.035% of the next $2 billion of the Fund’s average daily net assets, 0.0325% of the next $9 billion of the Fund’s average daily net assets and 0.030% of the average daily net assets of the Fund in excess of $13 billion and (ii) 0.020% of average daily net assets allocated to each class of shares of the Fund; and

•	the Bank of New York Mellon will replace Brown Brothers Harriman & Co. as the custodian of the Fund.

As a result of the above changes, net annual fund operating expenses for each share class of the Fund are expected to remain the same as those currently set forth in the Fund’s Prospectuses.

Shareholders should retain this Supplement for future reference.

PR2SAI-ALCV-1120SUP